This document prepared by:
Lawrence C. Eppley
Bell, Boyd & Lloyd
Three First National Plaza
70 West Madison Street
Suite 3300
Chicago, Illinois 60602

After recording return to:
Arvin Jaffe
Broad and Cassel
Corporate Centre at Boca Raton
7777 Glades Road
Suite 300
Boca Raton, Florida  33434


              AMENDMENT TO AND ASSIGNMENT OF KBHA/PLT INDEBTEDNESS

                  THIS AMENDMENT TO AND ASSIGNMENT OF KBHA/PLT INDEBTEDNESS (the "Amendment") is made as of July 1, 1998 among KEY BISCAYNE LIMITED PARTNERSHIP, a Florida limited partnership ("KBLP"), KEY BISCAYNE BEACH HOTEL ASSOCIATES, LTD., a Florida limited partnership ("KBHA"), PARTNERS LIQUIDATING TRUST, a Delaware trust ("PLT") and SONESTA BEACH RESORT LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership").

                                    Recitals

                  A. KBLP, KBHA (referred to as "Key Biscayne Hotel Associates, Ltd."), PLT, FLORIDA SONESTA CORPORATION, a Florida corporation ("FSC"), KEY BISCAYNE LAND CORPORATION, a Florida corporation ("Sonesta II"), STRATEGIC REALTY ADVISORS, INC., an Illinois corporation ("SRAI") and SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation ("Sonesta International") have executed and delivered (or joined in) that certain CONTRIBUTION AND FORMATION AGREEMENT dated as of January 30, 1998 and First Amendment to Contribution and Formation Agreement dated as of April 3, 1998 (collectively, the "Agreement"), pursuant to which, inter alia, KBLP agreed to contribute certain of its real property and improvements, commonly known as the Sonesta Beach Resort and legally described on Exhibit A hereto (the "Property") to the Partnership.

                  B. KBLP is the borrower under certain loans from (i) KBHA (such indebtedness, which is indicated on Exhibit B attached hereto and incorporated herein, is referred to as the "KBHA Indebtedness"), and (ii) PLT (such indebtedness, which is indicated on Exhibit B attached hereto and incorporated herein, is referred to as the "PLT Indebtedness"). The combined obligations of KBLP under the KBHA Indebtedness and the PLT Indebtedness is referred to herein and the Agreement as the "KBHA/PLT Indebtedness").

                  C. The Agreement requires certain amendments to the KBHA/PLT Indebtedness.

                                   Agreements

                  NOW THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. Definitions. Initially capitalized terms used but not otherwise defined herein have the same meanings given them in the Agreement or in the documents evidencing or securing the KBHA/PLT Indebtedness, as the context requires.

                  2. KBHA/PLT Indebtedness Amendments and Assignment. (a) In exchange for a note from the Partnership in the principal amount of $500,000 in the form attached hereto as Exhibit C (the "KBHA/PLT Note"), a guaranty from FSC in the form attached hereto as Exhibit D (the "FSC Guaranty"), pursuant to which FSC shall guaranty the obligations of the Partnership under the KBHA/PLT Note, and a back-up guaranty of collection from Sonesta International in the form attached hereto as Exhibit E (the "Sonesta Guaranty"), pursuant to which Sonesta International shall guaranty the obligations of FSC under the FSC Guaranty to guaranty the KBHA/PLT Note (the "Sonesta Guaranty"), KBHA and PLT hereby assign all of their respective right, title and interest in, to and under the KBHA/PLT Indebtedness (including all security interests of KBHA and PLT with respect to the KBHA Indebtedness and the PLT Indebtedness) to the Partnership, free and clear of all claims, liens and encumbrances. Certain of the security interests being assigned are set forth on Exhibit F attached hereto.

                  (b) Payments made in respect of the KBHA/PLT Note shall be paid to KBHA.

                  (c) Prior to the Measurement Date, the Partnership shall not release the security interests, if any, securing the KBHA/PLT Indebtedness (other than in connection with a refinancing of the Aetna Indebtedness or its replacement), without KBLP's consent.

                  (d) This Amendment, the KBHA/PLT Note, the FSC Guaranty and the Sonesta Guaranty constitute the "KBHA/PLT Indebtedness Amendments" defined in Section 2.3(c) of the Agreement.

                  3. Headings. The subject headings of the Sections of this Amendment are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

                  4. Governing Law. The validity and interpretation of this Amendment and of each and every clause, term and part hereof shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed therein.

                  5. Severability. If any provision hereof is held or finally determined to be invalid or unenforceable to any extent for any reason, to the extent that such provision is valid and enforceable, the arbiters or court of competent jurisdiction, as the case may be, shall construe and interpret said provision to provide for maximum validity and enforceability.

                  6. Binding Agreement. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives.

                  7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

Signed, sealed and delivered                         KEY BISCAYNE LIMITED PARTNERSHIP, a
in the presence of:                                  Florida limited partnership, its general partners

_____________________________________________        By:  KEY BISCAYNE BEACH HOTEL
                                                     ASSOCIATES, LTD., a Florida limited
Print Name: _________________________________        partnership

_____________________________________________        By:  _____________________________________________
                                                          Richard A. Berman, Authorized Signatory
Print Name: _________________________________

                                                                    and

_____________________________________________        By:  VMS REALTY INVESTMENT, LTD., an
                                                          Illinois limited partnership
Print Name: _________________________________

_____________________________________________        By:  _____________________________________________
                                                          Richard A. Berman, Authorized Signatory
Print Name: _________________________________

_____________________________________________        KEY BISCAYNE BEACH HOTEL
                                                     ASSOCIATES, LTD., a Florida limited
Print Name: _________________________________        partnership, its general partner

_____________________________________________        By:  _____________________________________________
                                                          Richard A. Berman, Authorized Signatory
Print Name: _________________________________

                                                     PARTNERS LIQUIDATING TRUST,
Print Name: _________________________________        a Delaware trust

_____________________________________________        By:  _____________________________________________

Print Name: _________________________________             Its  ________________________________________

                                                     SONESTA BEACH RESORT LIMITED PARTNERSHIP,
                                                     a Delaware limited partnership

_____________________________________________        By:  FLORIDA SONESTA CORPORATION, a
                                                          Florida corporation, its general partner

_____________________________________________        By:  _____________________________________________
                                                          Peter J. Sonnabend, its Vice President
Print Name: _________________________________


STATE OF      ______________)
                            )   SS.
COUNTY OF     ______________)

                  I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that Richard A. Berman, the authorized signatory of VMS REALTY INVESTMENTS, LTD., an Illinois limited partnership and of KEY BISCAYNE BEACH HOTEL ASSOCIATES, LTD., a Florida limited partnership, a general partner of KEY BISCAYNE LIMITED PARTNERSHIP, a Florida limited partnership, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such authorized signatory, he/she signed and delivered the said instrument as his/her free and voluntary act, and as the free and voluntary act and deed of said entity, for the uses and purposes therein set forth.

             Given under my hand and official seal, this ____ day of _________.

             My commission expires _________


                                 _____________________________________________
                                               Notary Public

STATE OF      ______________)
                            )   SS.
COUNTY OF     ______________)

                  I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that Richard A. Berman, the authorized signatory of KEY BISCAYNE BEACH HOTEL ASSOCIATES, LTD., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such authorized signatory, he/she signed and delivered the said instrument as his/her free and voluntary act, and as the free and voluntary act and deed of said entity, for the uses and purposes therein set forth.

             Given under my hand and official seal, this ____ day of _________.

             My commission expires _________


                                 _____________________________________________
                                               Notary Public

STATE OF      ______________)
                            )   SS.
COUNTY OF     ______________)

                  I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that _________________________, the authorized signatory of PARTNERS LIQUIDATING TRUST, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such authorized signatory, he/she signed and delivered the said instrument as his/her free and voluntary act, and as the free and voluntary act and deed of said entity, for the uses and purposes therein set forth.

              Given under my hand and official seal, this ____ day of _________.

              My commission expires _________


                                 _____________________________________________
                                               Notary Public

STATE OF      ______________)
                            )   SS.
COUNTY OF     ______________)

                  I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that Peter J. Sonnabend, the authorized signatory of FLORIDA SONESTA CORPORATION, the general partner of SONESTA BEACH RESORT LIMITED PARTNERSHIP, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such authorized signatory, he/she signed and delivered the said instrument as his/her free and voluntary act, and as the free and voluntary act and deed of said entities, for the uses and purposes therein set forth.

              Given under my hand and official seal, this ____ day of ________.

              My commission expires _________


                                 _____________________________________________
                                               Notary Public

                                   EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXHIBIT B

                              KBHA/PLT INDEBTEDNESS

                                   EXHIBIT C

                                  KBHA/PLT NOTE

$500,000                                                           July 1, 1998

                  For Value Received, SONESTA BEACH RESORT LIMITED PARTNERSHIP, a Delaware limited partnership hereby promises to pay to the order of KEY BISCAYNE BEACH HOTEL ASSOCIATES, LTD., a Florida limited partnership ("KBHA") and PARTNERS LIQUIDATING TRUST, a Delaware trust ("PLT"), the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000).

                  This Note shall be due and payable on the Measurement Date. No interest shall accrue on amounts due hereunder unless this Note is paid after the Measurement Date, in which event the amount unpaid shall bear simple interest from the Measurement Date at twelve percent (12%) per annum until this
Note is paid in full.

                  This Note may be prepaid in whole or in part at any time without penalty. Payment shall be made by check to KBHA sent to KBHA c/o KBHA, c/o Strategic Realty Advisors, Inc., 630 Dundee Road, Suite 220, Northbrook, Illinois 60662, or to such other address as KBHA shall provide to the Partnership.

                  If this Note is placed in the hands of an attorney for collection, the Partnership agrees to pay KBHA's reasonable attorney fees and costs reasonably incurred in connection therewith whether or not an action is filed. If an action is filed, the amount of such fees and costs shall be fixed by the court and shall include fees and costs on any appeal.

                  This Note and the rights of the parties shall be governed solely by the laws of the State of Florida.

                  The undersigned waives presentment, protest and demand, and notice of protest, demand and dishonor.

                  This Note is being delivered pursuant to, subject to and in accordance with (i) that certain CONTRIBUTION AND FORMATION AGREEMENT dated as of January 30, 1998 and FIRST AMENDMENT TO CONTRIBUTION AND FORMATION AGREEMENT dated as of April 3, 1998 (collectively, the "Agreement") among KEY BISCAYNE LIMITED PARTNERSHIP, a Florida limited partnership ("KBLP"), KEY BISCAYNE BEACH HOTEL ASSOCIATES, LTD., a Florida limited partnership ("KBHA"), PARTNERS LIQUIDATING TRUST, a Delaware trust ("PLT"), FLORIDA SONESTA CORPORATION, a Florida corporation, KEY BISCAYNE LAND CORPORATION, a Florida corporation, STRATEGIC REALTY ADVISORS, INC., an Illinois corporation and SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation, and (ii) that certain AMENDMENT TO AND ASSIGNMENT OF KBHA/PLT INDEBTEDNESS of even date herewith among KBLP, KBHA, PLT and the Partnership. Initially capitalized terms used but not otherwise defined herein have the same meanings given them in the Agreement.

                 SONESTA BEACH RESORT LIMITED PARTNERSHIP, a Delaware limited partnership

                 By:  FLORIDA SONESTA CORPORATION, a
                      Florida corporation, its general partner

                      By: ____________________________________
                          Peter J. Sonnabend, its Vice President

                                    EXHIBIT D

                                  FSC GUARANTY

                                    EXHIBIT E

                                SONESTA GUARANTY

                                    EXHIBIT F

                       CERTAIN ASSIGNED SECURITY INTERESTS

1) Mortgage and Security Agreement from Biscayne Beach Hotel Associates, Ltd., a Florida Limited Partnership, to VMS Mortgage Company II, an Illinois Partnership, filed December 31, 1984, in Official Records Book 12369, Page 6889, in the amount of $2,000,000.00, as modified by Non-Disturbance and Attornment Agreement filed December 31, 1984, in Official Records Book 12369, page 6942; Modification Agreement filed May 10, 1985, in Official Records Book 12506, page 769; Amendment of Note and Fourth Mortgage filed June 7, 1993, in Official Records Book 15941, page 83. Said mortgage, through mesne assignments, was assigned to Partners Liquidating Trust, by instrument filed January 21, 1994, in Official Records Book 16220, page 4140, together with that UCC-1 Financing Statement in favor of VMS Mortgage Company II, filed December 31, 1984 in Official Records Book 12369, page 6938; and

2) Mortgage from Key Biscayne Limited Partnership to Key Biscayne Beach Hotel Associates, Ltd., dated February 4, 1994, filed February 8, 1994, in Official Records Book 16242, page 1680, securing the original principal sum of $1,317,426.00, as modified by Non-Disturbance and Attornment Agreement filed February 8, 1994, in Official Records Book 16242, page 1709, together with that UCC-1 Financing Statement in favor of Key Biscayne Beach Hotel Associates, Ltd., filed February 8, 1994, in Official Records Book 16242, page 1717, as modified by UCC-3, Statement of Change, filed July 8, 1994, in Official Records Book 16431, page 3367; and UCC-3, Statement of Change, filed July 8, 1994, in Official Records Book 16431, page 3368.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

Signed, sealed and delivered                           KEY BISCAYNE LIMITED PARTNERSHIP, a
in the presence of:                                    Florida limited partnership, its general partners

_____________________________________________          By:  KEY BISCAYNE BEACH HOTEL
                                                            ASSOCIATES, LTD., a Florida limited
Print Name: _________________________________               partnership

_____________________________________________          By:  _____________________________________________
                                                            Richard A. Berman, Authorized Signatory
Print Name: _________________________________
                                                                           and

_____________________________________________          By:  VMS REALTY INVESTMENT, LTD., an
                                                            Illinois limited partnership
Print Name: _________________________________

_____________________________________________          By:  _____________________________________________
                                                            Richard A. Berman, Authorized Signatory
Print Name: _________________________________

_____________________________________________          KEY BISCAYNE BEACH HOTEL
                                                       ASSOCIATES, LTD., a Florida limited
Print Name: _________________________________          partnership, its general partner

_____________________________________________          By:  _____________________________________________
                                                            Richard A. Berman, Authorized Signatory
Print Name: _________________________________
                                                       PARTNERS LIQUIDATING TRUST, a
                                                       Delaware trust

_____________________________________________          By:  Key Biscayne Beach Hotel Associates, Ltd., a
                                                            Florida limited Partnership, its attorney-in-fact
Print Name: _________________________________

_____________________________________________          By:  _____________________________________________
                                                            Richard A. Berman, Authorized Signatory
Print Name: _________________________________

                                                       SONESTA BEACH RESORT LIMITED
                                                       PARTNERSHIP, a Delaware limited partnership

_____________________________________________          By:  FLORIDA SONESTA CORPORATION, a
                                                            Florida corporation, its general partner
Print Name: _________________________________

_____________________________________________          By:  _____________________________________________
                                                            Peter J. Sonnabend, its Vice President
Print Name: _________________________________
